EXHIBIT 21

                      THE CIT GROUP, INC. AND SUBSIDIARIES
                         SUBSIDIARIES OF THE REGISTRANT
                                December 31, 1997
                                                            Jurisdiction of
          Name of Subsidiary                                 Incorporation
          ------------------                                 -------------
The CIT Group/Credit Finance, Inc. ......................     Delaware
  The CIT Group/CrF Securities Investment, Inc. .........     New Jersey
The CIT Group/Sales Financing, Inc. .....................     Delaware
The CIT Group/Consumer Finance, Inc. ....................     Delaware
Equipment Credit Services, Inc. .........................     Delaware
North American Exchange, Inc. ...........................     Delaware
C.I.T. Corporation (Maine) ..............................     Maine
C.I.T. Corporation of the South, Inc. ...................     Delaware
William Iselin & Company, Inc. (N.Y.) ...................     New York
The CIT Group/Commercial Services, Inc. .................     New York
  The CIT Group/CmS Securities Investment, Inc. .........     New Jersey
  C.I.T Foreign Sales Corporation One, Ltd. .............     Barbados
  CIT FSC Two, Ltd. .....................................     Bermuda
  CIT FSC Three, Ltd. ...................................     Bermuda
  CIT FSC Four, Ltd. ....................................     Bermuda
  CIT FSC Seven, Ltd. ...................................     Bermuda
  CIT FSC Nine, Ltd. ....................................     Bermuda
  CIT FSC Ten, Ltd. .....................................     Bermuda
  The CIT Group/Capital Aircraft, Inc. ..................     Delaware
  The CIT Group/Factoring One, Inc. .....................     New York
    CIT FSC Five, Ltd. ..................................     Bermuda
  The CIT Group/Capital Transportation, Inc. ............     Delaware
  The CIT Group/Commercial Services (Asia), Ltd. ........     Hong Kong
The CIT Group, Inc. (NJ) ................................     New Jersey
The CIT Group/Capital Investments, Inc. .................     New York
Assurers Exchange, Inc. .................................     Delaware
C.I.T. Financial Management, Inc. .......................     New York
  The CIT Group/FM Securities Investment, Inc. ..........     New Jersey
The CIT Group/Capital Finance, Inc. .....................     Delaware
  Banord Limited ........................................     United Kingdom
  Equipment Acceptance Corporation ......................     New York
The CIT Group/Asset Management, Inc. ....................     Delaware
Commercial Investment Trust Corporation .................     Delaware
The CIT Group/Business Credit, Inc ......................     New York
  The CIT Group/BC Securities Investment, Inc. ..........     New Jersey
Meinhard-Commercial Corporation .........................     New York
650 Management Corp. ....................................     New Jersey
The CIT Group/Equity Investments, Inc. ..................     New Jersey
  The CIT Group/Venture Capital, Inc. ...................     New Jersey
The CIT Group/Equipment Financing, Inc. .................     New York
  C.I.T. Realty Corporation .............................     Delaware
  CIT FSC Eleven, Ltd. ..................................     Bermuda
  CIT FSC Twelve, Ltd. ..................................     Bermuda
  CIT FSC Fourteen, Ltd. ................................     Bermuda
  CIT FSC Fifteen, Ltd. .................................     Bermuda

                      THE CIT GROUP, INC. AND SUBSIDIARIES
                   SUBSIDIARIES OF THE REGISTRANT (Continued)
                                December 31, 1997
                                                            Jurisdiction of
          Name of Subsidiary                                 Incorporation
          ------------------                                 -------------
  CIT FSC Sixteen, Ltd. .................................     Bermuda
  CIT FSC Seventeen, Ltd. ...............................     Bermuda
  CIT FSC Eighteen, Ltd. ................................     Bermuda
  CIT FSC Nineteen, Ltd. ................................     Bermuda
  CIT FSC Twenty, Ltd. ..................................     Bermuda
  The CIT Group/El Paso Refinery, Inc. ..................     Delaware
  The CIT Group/Securities Investment, Inc. .............     Delaware
    Bunga Bebaru, Ltd. ..................................     Bermuda
    CIT Leasing (Bermuda), Ltd. .........................     Bermuda
  The CIT Group/Corporate Aviation, Inc. ................     Delaware
 Arctic Shipping Co., Inc. ..............................     Delaware
  Atlantic Shipping Co., Inc. ...........................     Delaware
  Baltic Shipping Co., Inc. .............................     Delaware
  Indian Shipping Co., Inc. .............................     Delaware
     Mediterranean Shipping Co., Inc. ...................     Delaware
  Bering Shipping Co., Inc. .............................     Delaware
  Ross Shipping Co., Inc. ...............................     Delaware
  Sargasso Shipping Co., Inc. ...........................     Delaware
  Caspian Shipping Co., Inc. ............................     Delaware
  Baffin Shipping Co., Inc. .............................     Delaware
  Caribbean Shipping Co., Inc. ..........................     Delaware
  Tasman Shipping Co., Inc. .............................     Delaware
  Sulu Shipping Co., Inc. ...............................     Delaware
  Hudson Shipping Co., Inc. .............................     Delaware
  Arabian Shipping Co., Inc. ............................     Delaware
  C.I.T. Leasing Corporation ............................     Delaware
    The CIT Group/LsC Securities Investment, Inc. .......     New Jersey
    CIT FSC Six, Ltd. ...................................     Bermuda
    CIT FSC Eight, Ltd. .................................     Bermuda
    Kelbourne, Limited ..................................     Ireland
The CIT Group Holdings, Inc. ............................     Delaware
The CIT Group Securitization Corporation ................     Delaware
The CIT Group/Consumer Finance, Inc. (NY) ...............     New York
C.I.T. Financial International, N. V. ...................     Netherlands
                                                                 Antilles
C.I.T. Financial Overseas, B. V. ........................     Netherlands
                                                                 Antilles
The CIT Group Securitization Corporation II .............     Delaware
The CIT GP Corporation ..................................     Illinois
GFSC Aircraft Acquisition Financing Corporation .........     Delaware
The CIT Group Securitization Corporation IV .............     Delaware
The CIT GP Corporation II ...............................     Delaware
The CIT GP Corporation V ................................     Delaware
The CIT GP Corporation VI ...............................     Delaware
Crestpointe Financial Corp. .............................     Delaware
The CIT Group GP Corporation III ........................     Delaware
The CIT Group Securitization Corporation III ............     Delaware
CIT Capital Trust I .....................................     Delaware
The CIT Group/Consumer Finance, Inc. (TN) ...............     Tennessee